UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2009

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01  Other Events.

Signature

Item 8.01  Other Events.

As previously disclosed, on January 12, 2009, Apex Silver Mines Limited (“Apex Silver”), our predecessor for reporting under the U.S. federal securities laws, and its wholly-owned subsidiary, Apex Silver Mines Corporation (“ASMC”) (now known as Golden Minerals Corporation), filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code to effectuate a pre-negotiated reorganization plan.  The Bankruptcy Court for the Southern District of New York confirmed Apex Silver’s Joint Plan of Reorganization (the “Plan”) on March 4, 2009, and we emerged from Chapter 11 protection as Golden Minerals Company on March 24, 2009.

In accordance with the Plan, the Grand Court of the Cayman Islands ordered the dissolution of Apex Silver on December 9, 2009.  On December 17, 2009, the Bankruptcy Court for the Southern District of New York entered an Order of Final Decree closing the Chapter 11 case of Apex Silver.  A Final Decree closing the Chapter 11 case of ASMC was entered on October 16, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 24, 2009

Golden Minerals Company

By:	/s/ Robert P. Vogels
Name:	Robert P. Vogels
Title:	Senior Vice President and Chief Financial Officer